INVESCO MID CAP CORE EQUITY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         1

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $   344
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class Y                            $   268
                     Class R5                           $    17
                     Class R6                           $     1
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.0082
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class Y                            $0.0082
                     Class R5                           $0.0082
                     Class R6                           $0.0082
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             44,269
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                              1,108
                     Class C                              8,632
                     Class R                              3,722
                     Class Y                             34,726
                     Class R5                             2,047
                     Class R6                               143
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 21.14
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 14.50
                     Class C                            $ 14.45
                     Class R                            $ 20.48
                     Class Y                            $ 21.42
                     Class R5                           $ 22.76
                     Class R6                           $ 22.81

INVESCO SMALL CAP GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         7

          74U.  1   Number of shares outstanding (000's Omitted)
                    Class A                                            20,166
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                                               101
                    Class C                                               710
                    Class R                                             3,417
                    Class Y                                             4,571
                    Investor Class                                      6,942
                    Class R5                                           28,001
                    Class R6                                            4,876
          74V.  1   Net asset value per share (to nearest cent)
                    Class A                                           $ 32.03
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                                           $ 23.79
                    Class C                                           $ 23.74
                    Class R                                           $ 30.21
                    Class Y                                           $ 32.76
                    Investor Class                                    $ 33.40
                    Class R5                                          $ 35.28
                    Class R6                                          $ 35.37

INVESCO GLOBAL LOW VOLATILITY EQUITY                           SUB-ITEM 77Q3
YIELD FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         9

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $ 4,878
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $    82
                     Class C                            $   486
                     Class R                            $    56
                     Class Y                            $   262
                     Class R5                           $   350
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.5271
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.4043
                     Class C                            $0.4038
                     Class R                            $0.4945
                     Class Y                            $0.5616
                     Class R5                           $0.5943
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                              8,744
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                                167
                     Class C                              1,100
                     Class R                                112
                     Class Y                                343
                     Class R5                               160
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 12.40
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 11.74
                     Class C                            $ 11.72
                     Class R                            $ 12.42
                     Class Y                            $ 12.42
                     Class R5                           $ 12.56

INVESCO GROWTH ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         11

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $12,347
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $   409
                     Class C                            $ 1,086
                     Class R                            $   312
                     Class S                            $   391
                     Class Y                            $   104
                     Class R5                           $     -
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.2083
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.0951
                     Class C                            $0.0951
                     Class R                            $0.1708
                     Class S                            $0.2226
                     Class Y                            $0.2441
                     Class R5                           $0.2615
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             60,162
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                              4,215
                     Class C                             11,492
                     Class R                              1,867
                     Class S                              1,777
                     Class Y                                433
                     Class R5                                 1
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 13.09
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 12.96
                     Class C                            $ 12.97
                     Class R                            $ 13.06
                     Class S                            $ 13.08
                     Class Y                            $ 13.06
                     Class R5                           $ 13.14

INVESCO MODERATE ALLOCATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         12

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $11,722
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $   391
                     Class C                            $ 1,633
                     Class R                            $   309
                     Class S                            $   567
                     Class Y                            $   123
                     Class R5                           $     2
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.2292
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.1352
                     Class C                            $0.1351
                     Class R                            $0.1977
                     Class S                            $0.2415
                     Class Y                            $0.2606
                     Class R5                           $0.2271
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             51,331
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                              2,593
                     Class C                             12,083
                     Class R                              1,513
                     Class S                              2,293
                     Class Y                                404
                     Class R5                                 1
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 11.83
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 11.75
                     Class C                            $ 11.74
                     Class R                            $ 11.81
                     Class S                            $ 11.83
                     Class Y                            $ 11.85
                     Class R5                           $ 11.89

INVESCO CONSERVATIVE ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         15

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $ 6,743
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $   242
                     Class C                            $ 1,458
                     Class R                            $   261
                     Class S                            $    66
                     Class Y                            $   127
                     Class R5                           $     1
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.2963
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.2095
                     Class C                            $0.2099
                     Class R                            $0.2672
                     Class S                            $0.3079
                     Class Y                            $0.3240
                     Class R5                           $0.3321
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             23,045
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                              1,036
                     Class C                              6,953
                     Class R                                980
                     Class S                                208
                     Class Y                                421
                     Class R5                                 1
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 10.70
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 10.57
                     Class C                            $ 10.59
                     Class R                            $ 10.66
                     Class S                            $ 10.71
                     Class Y                            $ 10.69
                     Class R5                           $ 10.74

INVESCO INCOME ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         16

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $ 8,898
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $    98
                     Class C                            $ 2,545
                     Class R                            $   100
                     Class Y                            $   567
                     Class R5                           $    42
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.3954
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.3128
                     Class C                            $0.3127
                     Class R                            $0.3679
                     Class Y                            $0.4234
                     Class R5                           $0.4234
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             26,517
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                                272
                     Class C                              9,498
                     Class R                                287
                     Class Y                              1,367
                     Class R5                                80
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 10.66
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 10.68
                     Class C                            $ 10.67
                     Class R                            $ 10.67
                     Class Y                            $ 10.66
                     Class R5                           $ 10.66

INVESCO INTERNATIONAL ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         17

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $ 1,558
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $    13
                     Class C                            $   129
                     Class R                            $    58
                     Class Y                            $   131
                     Class R5                           $   114
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.1376
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.0523
                     Class C                            $0.0523
                     Class R                            $0.1091
                     Class Y                            $0.1654
                     Class R5                           $0.1862
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             11,403
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                                245
                     Class C                              2,476
                     Class R                                534
                     Class Y                                778
                     Class R5                               621
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $  9.54
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $  9.56
                     Class C                            $  9.55
                     Class R                            $  9.55
                     Class Y                            $  9.50
                     Class R5                           $  9.53

INVESCO BALANCED-RISK RETIREMENT NOW                           SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         18

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                          $   299
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $   264
                     Class B                          $     5
                     Class C                          $    90
                     Class CX                         $    55
                     Class R                          $    39
                     Class RX                         $     5
                     Class Y                          $    43
                     Class R5                         $    93
                     Class R6                         $    12
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                          $0.2382
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $0.2380
                     Class B                          $0.1998
                     Class C                          $0.1999
                     Class CX                         $0.1998
                     Class R                          $0.2257
                     Class RX                         $0.2252
                     Class Y                          $0.2514
                     Class R5                         $0.2513
                     Class R6                         $0.2513
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                            1,278
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                           1,146
                     Class B                               21
                     Class C                              481
                     Class CX                             289
                     Class R                              179
                     Class RX                              24
                     Class Y                              176
                     Class R5                             384
                     Class R6                              51
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                          $  8.11
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $  8.10
                     Class B                          $  7.89
                     Class C                          $  7.89
                     Class CX                         $  7.89
                     Class R                          $  8.05
                     Class RX                         $  8.04
                     Class Y                          $  8.18
                     Class R5                         $  8.18
                     Class R6                         $  8.18

INVESCO BALANCED-RISK RETIREMENT 2020                          SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         20

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                          $ 1,360
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $   278
                     Class B                          $    28
                     Class C                          $   216
                     Class CX                         $    58
                     Class R                          $   195
                     Class RX                         $    18
                     Class Y                          $   209
                     Class R5                         $ 1,051
                     Class R6                         $    49
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                          $0.3110
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $0.3110
                     Class B                          $0.2341
                     Class C                          $0.2341
                     Class CX                         $0.2341
                     Class R                          $0.2854
                     Class RX                         $0.2854
                     Class Y                          $0.3366
                     Class R5                         $0.3366
                     Class R6                         $0.3366
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                            4,623
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                             945
                     Class B                              123
                     Class C                              986
                     Class CX                             261
                     Class R                              735
                     Class RX                              66
                     Class Y                              667
                     Class R5                           3,353
                     Class R6                             157
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                          $  8.25
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $  8.25
                     Class B                          $  8.16
                     Class C                          $  8.15
                     Class CX                         $  8.15
                     Class R                          $  8.22
                     Class RX                         $  8.22
                     Class Y                          $  8.25
                     Class R5                         $  8.29
                     Class R6                         $  8.30

INVESCO BALANCED-RISK RETIREMENT 2030                          SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         21

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                          $ 1,951
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $   278
                     Class B                          $    62
                     Class C                          $   496
                     Class CX                         $    45
                     Class R                          $   424
                     Class RX                         $    53
                     Class Y                          $   244
                     Class R5                         $ 1,405
                     Class R6                         $    80
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                          $0.4024
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $0.4024
                     Class B                          $0.3329
                     Class C                          $0.3329
                     Class CX                         $0.3329
                     Class R                          $0.3792
                     Class RX                         $0.3792
                     Class Y                          $0.4263
                     Class R5                         $0.4263
                     Class R6                         $0.4263
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                            5,291
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                             750
                     Class B                              198
                     Class C                            1,597
                     Class CX                             147
                     Class R                            1,237
                     Class RX                             152
                     Class Y                              652
                     Class R5                           3,642
                     Class R6                             204
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                          $  7.67
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $  7.69
                     Class B                          $  7.59
                     Class C                          $  7.59
                     Class CX                         $  7.59
                     Class R                          $  7.63
                     Class RX                         $  7.63
                     Class Y                          $  7.69
                     Class R5                         $  7.71
                     Class R6                         $  7.71

INVESCO BALANCED-RISK RETIREMENT 2040                          SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         22

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                          $ 1,604
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $   169
                     Class B                          $    29
                     Class C                          $   281
                     Class CX                         $    16
                     Class R                          $   377
                     Class RX                         $    34
                     Class Y                          $   170
                     Class R5                         $ 1,451
                     Class R6                         $    93
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                          $0.4494
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $0.4494
                     Class B                          $0.3849
                     Class C                          $0.3849
                     Class CX                         $0.3849
                     Class R                          $0.4278
                     Class RX                         $0.4278
                     Class Y                          $0.4718
                     Class R5                         $0.4718
                     Class R6                         $0.4718
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                            3,927
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                             413
                     Class B                               82
                     Class C                              789
                     Class CX                              45
                     Class R                            1,000
                     Class RX                              87
                     Class Y                              422
                     Class R5                           3,405
                     Class R6                             214
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                          $  6.91
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $  6.90
                     Class B                          $  6.83
                     Class C                          $  6.82
                     Class CX                         $  6.81
                     Class R                          $  6.87
                     Class RX                         $  6.88
                     Class Y                          $  6.92
                     Class R5                         $  6.94
                     Class R6                         $  6.93

INVESCO BALANCED-RISK RETIREMENT 2050                          SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         23

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                          $   873
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $    67
                     Class B                          $    17
                     Class C                          $   237
                     Class CX                         $     8
                     Class R                          $   228
                     Class RX                         $    10
                     Class Y                          $   144
                     Class R5                         $   534
                     Class R6                         $    35
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                          $0.4800
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $0.4800
                     Class B                          $0.4163
                     Class C                          $0.4163
                     Class CX                         $0.4163
                     Class R                          $0.4586
                     Class RX                         $0.4586
                     Class Y                          $0.5009
                     Class R5                         $0.5009
                     Class R6                         $0.5009
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                            2,008
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                             155
                     Class B                               45
                     Class C                              648
                     Class CX                              21
                     Class R                              572
                     Class RX                              24
                     Class Y                              359
                     Class R5                           1,199
                     Class R6                              78
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                          $  6.70
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class AX                         $  6.71
                     Class B                          $  6.60
                     Class C                          $  6.61
                     Class CX                         $  6.61
                     Class R                          $  6.66
                     Class RX                         $  6.67
                     Class Y                          $  6.72
                     Class R5                         $  6.72
                     Class R6                         $  6.73

INVESCO U.S. MORTGAGE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         26

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $16,642
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $    55
                     Class C                            $   281
                     Class Y                            $   786
                     Class R5                           $     1
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.5059
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.4092
                     Class C                            $0.4084
                     Class Y                            $0.5382
                     Class R5                           $0.5434
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             32,383
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                                 94
                     Class C                                774
                     Class Y                              1,766
                     Class R5                                 2
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 12.22
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 12.16
                     Class C                            $ 12.14
                     Class Y                            $ 12.27
                     Class R5                           $ 12.26

INVESCO CONVERTIBLE SECURITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         27

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $20,544
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class B                            $    66
                     Class C                            $ 3,605
                     Class Y                            $30,149
                     Class R5                           $   117
                     Class R6                           $   466
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.5614
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class B                            $0.3801
                     Class C                            $0.3987
                     Class Y                            $0.6203
                     Class R5                           $0.6285
                     Class R6                           $0.6509
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                             33,395
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class B                                140
                     Class C                              8,337
                     Class Y                             48,898
                     Class R5                               173
                     Class R6                               739
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $ 22.62
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class B                            $ 22.69
                     Class C                            $ 22.52
                     Class Y                            $ 22.65
                     Class R5                           $ 22.63
                     Class R6                           $ 22.64

INVESCO MULTI-ASSET INFLATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         28

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $     2
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class C                                  -
                     Class R                                  -
                     Class Y                            $     4
                     Class R5                                 -
                     Class R6                                 -
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.1032
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class C                            $0.0497
                     Class R                            $0.0839
                     Class Y                            $0.1207
                     Class R5                           $0.1207
                     Class R6                           $0.1207
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                                 20
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class C                                  2
                     Class R                                  1
                     Class Y                                 27
                     Class R5                                 1
                     Class R6                                 1
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $  8.35
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class C                            $  8.34
                     Class R                            $  8.35
                     Class Y                            $  8.36
                     Class R5                           $  8.36
                     Class R6                           $  8.36

INVESCO ALTERNATIVE STRATEGIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-2699
SERIES NO.:         29

          72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                     Class A                            $    20
                 2   Dividends for a second class of open-end company shares (000's Omitted)
                     Class C                            $     3
                     Class R                            $     1
                     Class Y                            $    11
                     Class R5                           $     -
                     Class R6                           $     -
          73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                 1   Dividends from net investment income
                     Class A                            $0.3954
                 2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                     Class C                            $0.3606
                     Class R                            $0.3821
                     Class Y                            $0.4111
                     Class R5                           $0.4111
                     Class R6                           $0.4111
          74U.   1   Number of shares outstanding (000's Omitted)
                     Class A                                 53
                 2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                     Class C                                 11
                     Class R                                  2
                     Class Y                                 27
                     Class R5                                 1
                     Class R6                                 1
          74V.   1   Net asset value per share (to nearest cent)
                     Class A                            $  9.32
                 2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                     Class C                            $  9.28
                     Class R                            $  9.31
                     Class Y                            $  9.34
                     Class R5                           $  9.33
                     Class R6                           $  9.33